UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2019

UNITED COMMUNITY FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

OHIO	000-024399	34-1856319
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

275 West Federal Street, Youngstown, Ohio 44503-1203

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (330) 742-0500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	UCFC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 8 — Other Events

Item 8.01	Other Events.

As previously disclosed, on September 9, 2019, United Community Financial Corp., an Ohio corporation (“UCFC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with First Defiance Financial Corp., an Ohio corporation (“FDEF”), pursuant to which, among other things, upon the terms and subject to the conditions set forth therein, UCFC will merge with and into FDEF (the “Merger”), with FDEF surviving the Merger.

On October 16, 2019, an action captioned Robert J. Fellman v. United Community Financial Corp. et al., Case No. 1:19-cv-09572, was filed in the U.S. District Court for the Southern District of New York against UCFC and its directors (the “Fellman Action”). On October 18, 2019, a second action, on behalf of a putative class of United Community shareholders, was filed under the caption Parshall v. United Community Financial Corp. et al., Case No. 1:19-cv-01989, in the U.S. District Court for the District of Delaware against UCFC, its directors, and FDEF (the “Parshall Action” and, together with the Fellman Action, the “Actions”). Both Actions contend, among other things, that the registration statement on Form S-4 filed by FDEF on October 9, 2019 (as amended, the “Registration Statement”) is false and misleading because it omits certain allegedly material information concerning the background of the proposed merger transaction and certain valuation analyses performed by UCFC’s financial advisor in violation of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-9 promulgated under the Exchange Act.

On October 30, 2019, an alleged shareholder of UCFC, Shiva Y. Stein, sent a letter to UCFC demanding to inspect books and records for the purpose of investigating suspected wrongdoing in connection with the Merger. After UCFC made certain materials available for inspection, the shareholder made a demand for supplemental disclosures (the “disclosure demand”).

The plaintiffs and defendants have reached an agreement to resolve the Actions, and Ms. Stein and UCFC have reached an agreement to resolve her disclosure demand. In connection with resolution of the Actions and the disclosure demand, UCFC has agreed to make the following supplemental disclosures (the “litigation-related supplemental disclosures”) to the Registration Statement. The plaintiffs have agreed that, following the filing of this Current Report on Form 8-K (this “Report”), the plaintiffs will dismiss the Actions in their entirety.

The defendants believe that the Actions are without merit, and UCFC believes the disclosure demand is meritless. Defendants and UCFC deny that any further disclosure beyond that already contained in the Registration Statement is required under applicable law to supplement the Registration Statement and the joint proxy statement included therein which has been disseminated to UCFC and FDEF stockholders. Nonetheless, to avoid the risk that the Actions or the disclosure demand may delay or otherwise adversely affect the consummation of the Merger and to minimize the expense of defending such Actions or disclosure demand at the expense of UCFC’s shareholders, the defendants are making the litigation-related supplemental disclosures, as set forth herein. Nothing in this Report shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the supplemental disclosures set forth herein.

The litigation-related supplemental disclosures contained below should be read in conjunction with the Registration Statement, which is available on the Internet site maintained by the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov, along with periodic reports and other information UCFC and FDEF file with the SEC, and with respect to UCFC, on UCFC’s investor relations Internet site at http://platform.mi.spglobal.com/IRW/Docs/4002033. To the extent that the information set forth herein differs from or updates information contained in the Registration Statement, the information set forth herein shall supersede or supplement the information in the Registration Statement. All page references are to pages in the definitive proxy statement that was filed by UCFC on October 30, 2019 and forms a part of the Registration Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Registration Statement.

Supplemental Disclosures

The disclosure under the heading “The Merger—Background of the Merger” is hereby amended and supplemented by replacing the third sentence in the fifth paragraph of that section, which begins on page 54 and continues on page 55 of the Registration Statement, with the following:

Sandler O’Neill’s presentation covered a review of the then current environment for the banking industry, United Community’s stand-alone valuation metrics, a list of 44 western Pennsylvania and Ohio banks and thrifts with assets between $250 million and $750 million who could be potential acquisition targets of United Community, a list of 17 western Pennsylvania and Ohio banks and thrifts with assets between $750 million and $1.5 billion who could be potential acquisition targets of United Community, a list of 4 potential partners for a strategic merger (which included First Defiance) and a list of 12 potential acquirers of United Community.

The disclosure under the heading “The Merger—Background of the Merger” is hereby amended and supplemented by replacing the second sentence in the first full paragraph on page 55 of the Registration Statement with the following:

Sandler O’Neill explained to the board its view that the number of potential acquirers of banks generally was limited in the current market and that it had narrowed its list of potential acquirers of United Community to seven institutions based on the criteria established by the United Community board, although it was not certain whether any of the institutions would have an interest in engaging in a transaction.

The disclosure under the heading “The Merger—Background of the Merger” is hereby amended and supplemented by replacing the second sentence in the second full paragraph on page 55 of the Registration Statement with the following:

During this time, Mr. Small also had discussions with a fifth institution who reached out to him independently of the outreach being conducted by United Community. This institution had been included on the list that was prepared by Sandler O’Neill and evaluated by the board and was not selected for outreach because of concerns regarding the attractiveness of that institution’s stock as merger consideration.

The disclosure under the heading “The Merger—Background of the Merger” is hereby amended and supplemented by adding a sentence to the end of the fifth full paragraph on page 55:

Mr. Small and Mr. Hileman had not had any discussions regarding a potential transaction between the two companies since September 2017.

The disclosure under the heading “The Merger—Background of the Merger” is hereby amended and supplemented by replacing the third paragraph on page 56 of the Registration Statement with the following:

At a regularly scheduled meeting of the United Community board of directors on May 23, 2019, Mr. Small updated the board on the outreach from Mr. Hileman as well as his view on the potential strategic and financial benefits of such a transaction. The board expressed its support for Mr. Small to continue these discussions to assess the viability of a strategic merger with First Defiance and the potential economic and governance terms of such a transaction.

The disclosure under the heading “The Merger—Background of the Merger” is hereby amended and supplemented by replacing the ninth sentence of the first full paragraph on page 58 of the Registration Statement with the following two sentences:

Sandler O’Neill’s review of potential strategic alternatives included an overview of the general merger and acquisition market at that time as well as a review of potential counterparties of similar or larger size for a business combination transaction. As part of this review, Sandler O’Neill discussed the evaluation of and outreach to potential acquirers that had been conducted by United Community earlier in the year and noted that there had not been any new developments on that front.

The disclosure under the heading “The Merger—Background of the Merger” is hereby amended and supplemented by adding the following sentence at the end of the third full paragraph on page 58 of the Registration Statement with the following:

In the discussions between the parties on the exchange ratio, the initial exchange ratio of 0.3636 was often rounded to 0.364.

The disclosure under the heading “The Merger—Background of the Merger” is hereby amended and supplemented by replacing the first sentence of the fourth full paragraph on page 58 of the Registration Statement with the following sentence:

On August 15, 2019, the executive committee of United Community, comprised of Mr. Small and four independent directors, including Mr. Schiraldi, convened a meeting to receive a status report on the potential transaction.

The disclosure under the heading “The Merger—Background of the Merger” is hereby amended and supplemented by replacing the penultimate sentence in the third full paragraph on page 59 of the Registration Statement with the following:

The United Community board directed United Community and its advisors to continue to finalize the transaction documents and to inform First Defiance that it would not accept a discount and would require an increase to the exchange ratio that had been discussed between the parties if the implied discount continued to exist as the parties moved toward executing the merger agreement.

The disclosure under the heading “The Merger—Opinion of United Community’s Financial Advisor—Comparable Company Analyses” is hereby amended by deleting the table of company names at the bottom of page 85 (United Community Peer Group) of the Registration Statement and replacing it with the following:

Financial Data as of June 30, 2019			Balance Sheet / Asset Quality			Capital Position						LTM Profitability				Valuation as of September 6, 2019
			Total Assets ($M)	Loans / Deposits (%)	NPAs / Total Assets (%)	TCE / TA (%)		Tier 1 RBC Ratio (%)	Total RBC Ratio (%)	CRE / Total RBC (%)		ROAA (%)	ROAE (%)	Net Interest Margin (%)	Efficiency Ratio (%)	Price /				Current Dividend Yield (%)	Market Cap ($M)
Company	City, State	Ticker														TBV (%)	LTM EPS (x)	2019 Est. EPS (x)	2020 Est. EPS (x)
Lakeland Financial Corporation	Warsaw, IN	LKFN	4,976	94.7	0.43	11.27		13.33	14.49	184.9		1.76	16.40	3.44	44.81	192	12.7	13.1	13.1	2.8	1,077
Great Southern Bancorp, Inc.	Springfield, MO	GSBC	4,872	106.8	0.36	11.59		12.00	14.46	416.4		1.62	14.33	4.03	53.62	140	10.5	11.1	11.7	2.3	791
Community Trust Bancorp, Inc.	Pikeville, KY	CTBI	4,377	92.9	2.20	12.27		18.67	19.80	153.5		1.53	11.46	3.66	57.53	132	10.7	11.5	12.0	3.9	697
German American Bancorp, Inc.	Jasper, IN	GABC	3,971	86.8	0.28	10.01		12.52	14.33	208.4		1.44	12.25	3.83	56.52	197	13.9	12.7	12.4	2.2	813
Mercantile Bank Corporation	Grand Rapids, MI	MBWM	3,576	109.8	0.90	9.82		11.82	12.55	252.9		1.33	11.96	3.88	60.13	146	11.2	11.7	11.8	3.5	503
Stock Yards Bancorp, Inc.	Louisville, KY	SYBT	3,464	95.9	0.10	10.85		11.82	12.67	237.3		1.85	16.61	3.83	56.03	219	13.6	13.4	13.4	2.9	819
Independent Bank Corporation	Grand Rapids, MI	IBCP	3,438	90.9	1.71	8.72		12.34	13.36	154.9		1.26	12.28	3.90	66.24	146	11.0	9.6	9.3	3.8	432
Sterling Bancorp, Inc.	Southfield, MI	SBT	3,279	115.7	0.37	10.43		17.51	21.91	89.5		1.89	18.30	3.89	38.00	138	8.0	8.5	8.2	0.4	470
EAGLE	Defiance, OH		3,278	97.9	0.78	9.60		11.75	12.75	289.8		1.49	11.95	4.02	60.02	170	11.3	11.0	11.0	2.9	519
First Financial Corporation	Terre Haute, IN	THFF	3,064	81.4	0.49	14.61		18.75	19.60	92.2		1.49	10.00	4.33	58.67	112	11.1	11.1	10.4	2.6	551
Nicolet Bankshares, Inc.	Green Bay, WI	NCBS	3,055	86.9	0.28	9.86		12.21	13.19	129.3		1.69	13.08	4.13	56.77	205	12.3	13.8	13.4	0.0	591
Old Second Bancorp, Inc.	Aurora, IL	OSBC	2,624	91.6	0.83	9.06		12.83	13.70	240.5	¹	1.37	15.61	4.08	59.89	151	10.0	9.9	9.4	0.3	355
Farmers National Banc Corp.	Canfield, OH	FMNB	2,406	89.0	0.49	10.22		12.59	13.34	171.1	¹	1.45	12.86	3.83	58.39	155	11.1	10.7	10.1	3.0	373
Southern Missouri Bancorp, Inc.	Poplar Bluff, MO	SMBC	2,214	98.5	1.72	9.87		12.07	13.16	254.7		1.38	13.13	3.78	54.38	143	10.6	10.8	10.3	1.8	310
Bridgewater Bancshares, Inc.	Bloomington, MN	BWB	2,124	104.7	0.09	10.64		11.48	13.70	477.5		1.49	13.28	3.61	48.64	144	11.8	11.0	10.2	0.0	323
Waterstone Financial, Inc.	Wauwatosa, WI	WSBF	2,015	129.9	0.52	19.17		25.29	26.12	197.2		1.58	7.65	2.97	77.09	120	14.8	14.9	14.7	2.9	433
Macatawa Bank Corporation	Holland, MI	MCBC	1,978	80.9	0.74	10.39		15.70	16.78	128.6	¹	1.52	15.51	3.44	55.38	165	11.4	11.3	11.8	2.8	339
Bank First Corporation	Manitowoc, WI	BFC	1,806	90.1	0.96	9.42		10.49	11.99	178.2	¹	1.38	14.14	3.81	52.96	217	15.0	15.1	13.0	1.4	395
Farmers & Merchants Bancorp, Inc.	Archbold, OH	FMAO	1,531	87.8	0.17	11.68		14.98	15.59	183.8	¹	1.31	9.68	3.94	60.62	163	15.7	14.7	14.6	2.4	279
First Savings Financial Group	Clarksville, IN	FSFG	1,229	90.8	1.24	9.35	¹	10.55	13.74	321.8	¹	1.38	14.52	3.95	71.39	134	9.8	10.3	9.0	1.1	139

The disclosure under the heading “The Merger—Opinion of United Community’s Financial Advisor—Comparable Company Analyses” is hereby amended by deleting the table of company names at the bottom of page 86 (First Defiance Peer Group) of the Registration Statement and replacing it with the following:

Financial Data as of June 30, 2019			Balance Sheet / Asset Quality			Capital Position						LTM Profitability				Valuation as of September 6, 2019
			Total Assets ($M)	Loans / Deposits (%)	NPAs / Total Assets (%)	TCE / TA (%)		Tier 1 RBC Ratio (%)	Total RBC Ratio (%)	CRE / Total RBC (%)		ROAA (%)	ROAE (%)	Net Interest Margin (%)	Efficiency Ratio (%)	Price /				Current Dividend Yield (%)	Market Cap ($M)
Company	City, State	Ticker														TBV (%)	LTM EPS (x)	2019 Est. EPS (x)	2020 Est. EPS (x)
Lakeland Financial Corporation	Warsaw, IN	LKFN	4,976	94.7	0.43	11.27		13.33	14.49	184.9		1.76	16.40	3.44	44.81	192	12.7	13.1	13.1	2.8	1,077
Great Southern Bancorp, Inc.	Springfield, MO	GSBC	4,872	106.8	0.36	11.59		12.00	14.46	416.4		1.62	14.33	4.03	53.62	140	10.5	11.1	11.7	2.3	791
Community Trust Bancorp, Inc.	Pikeville, KY	CTBI	4,377	92.9	2.20	12.27		18.67	19.80	153.5		1.53	11.46	3.66	57.53	132	10.7	11.5	12.0	3.9	697
German American Bancorp, Inc.	Jasper, IN	GABC	3,971	86.8	0.28	10.01		12.52	14.33	208.4		1.44	12.25	3.83	56.52	197	13.9	12.7	12.4	2.2	813
Mercantile Bank Corporation	Grand Rapids, MI	MBWM	3,576	109.8	0.90	9.82		11.82	12.55	252.9		1.33	11.96	3.88	60.13	146	11.2	11.7	11.8	3.5	503
Stock Yards Bancorp, Inc.	Louisville, KY	SYBT	3,464	95.9	0.10	10.85		11.82	12.67	237.3		1.85	16.61	3.83	56.03	219	13.6	13.4	13.4	2.9	819
Independent Bank Corporation	Grand Rapids, MI	IBCP	3,438	90.9	1.71	8.72		12.34	13.36	154.9		1.26	12.28	3.90	66.24	146	11.0	9.6	9.3	3.8	432
Sterling Bancorp, Inc.	Southfield, MI	SBT	3,279	115.7	0.37	10.43		17.51	21.91	89.5		1.89	18.30	3.89	38.00	138	8.0	8.5	8.2	0.4	470
First Financial Corporation	Terre Haute, IN	THFF	3,064	81.4	0.49	14.61		18.75	19.60	92.2		1.49	10.00	4.33	58.67	112	11.1	11.1	10.4	2.6	551
Nicolet Bankshares, Inc.	Green Bay, WI	NCBS	3,055	86.9	0.28	9.86		12.21	13.19	129.3		1.69	13.08	4.13	56.77	205	12.3	13.8	13.4	0.0	591
PENGUIN	Youngstown, OH		2,869	99.6	0.97	10.32		13.23	14.17	217.9		1.36	12.16	3.37	56.22	157	12.3	11.3	10.6	3.3	462
Old Second Bancorp, Inc.	Aurora, IL	OSBC	2,624	91.6	0.83	9.06		12.83	13.70	240.5	¹	1.37	15.61	4.08	59.89	151	10.0	9.9	9.4	0.3	355
Farmers National Banc Corp.	Canfield, OH	FMNB	2,406	89.0	0.49	10.22		12.59	13.34	171.1	¹	1.45	12.86	3.83	58.39	155	11.1	10.7	10.1	3.0	373
Southern Missouri Bancorp, Inc.	Poplar Bluff, MO	SMBC	2,214	98.5	1.72	9.87		12.07	13.16	254.7		1.38	13.13	3.78	54.38	143	10.6	10.8	10.3	1.8	310
Bridgewater Bancshares, Inc.	Bloomington, MN	BWB	2,124	104.7	0.09	10.64		11.48	13.70	477.5		1.49	13.28	3.61	48.64	144	11.8	11.0	10.2	0.0	323
Waterstone Financial, Inc.	Wauwatosa, WI	WSBF	2,015	129.9	0.52	19.17		25.29	26.12	197.2		1.58	7.65	2.97	77.09	120	14.8	14.9	14.7	2.9	433
Macatawa Bank Corporation	Holland, MI	MCBC	1,978	80.9	0.74	10.39		15.70	16.78	128.6	¹	1.52	15.51	3.44	55.38	165	11.4	11.3	11.8	2.8	339
Bank First Corporation	Manitowoc, WI	BFC	1,806	90.1	0.96	9.42		10.49	11.99	178.2	¹	1.38	14.14	3.81	52.96	217	15.0	15.1	13.0	1.4	395
Farmers & Merchants Bancorp, Inc.	Archbold, OH	FMAO	1,531	87.8	0.17	11.68		14.98	15.59	183.8	¹	1.31	9.68	3.94	60.62	163	15.7	14.7	14.6	2.4	279
First Savings Financial Group	Clarksville, IN	FSFG	1,229	90.8	1.24	9.35	¹	10.55	13.74	321.8	¹	1.38	14.52	3.95	71.39	134	9.8	10.3	9.0	1.1	139

The disclosure under the heading “The Merger—Opinion of United Community’s Financial Advisor—Net Present Value Analyses” is hereby supplemented by adding the following as a new third sentence following the number 205% in the paragraph at the bottom of page 87 of the proxy statement/prospectus:

Sandler O’Neill selected these price to earnings and tangible book value multiples based on Sandler O’Neill’s review of, among other things, the trading multiples of selected companies that Sandler O’Neill deemed to be comparable to United Community.

The disclosure under the heading “The Merger—Opinion of United Community’s Financial Advisor—Net Present Value Analyses” is hereby supplemented by adding the following table after the Earnings Per Share Multiples chart (Annual Budget Variance) at the bottom of page 88 of the Registration Statement:

The following table describes the discount rate calculation for United Community common stock prepared by Sandler O’Neill. In its normal course of business, Sandler O’Neill employs the Duff & Phelps Cost of Capital Navigator in determining an appropriate discount rate in which the discount rate equals the sum of the risk free rate, the equity risk premium, the size premium and the industry premium.

Risk Free Rate	3.50%	Per Duff & Phelps Normalized Rate

Equity Risk Premium	5.50%	Per Duff & Phelps Cost of Capital Navigator

Size Premium	3.39%	Per Duff & Phelps Cost of Capital Navigator

Industry Premium	0.77%	Per Duff & Phelps Cost of Capital Navigator
Discount Rate	13.16%

The disclosure under the heading “The Merger—Opinion of United Community’s Financial Advisor—Net Present Value Analyses” is hereby supplemented by adding the following as a new third sentence following the number 205% in the paragraph at the bottom of page 88 of Registration Statement:

Sandler O’Neill selected these price to earnings and tangible book value multiples based on Sandler O’Neill’s review of, among other things, the trading multiples of selected companies that Sandler O’Neill deemed to be comparable to First Defiance.

The disclosure under the heading “The Merger—Opinion of United Community’s Financial Advisor—Net Present Value Analyses” is hereby supplemented by adding the following table after the Earnings Per Share Multiples chart (Annual Budget Variance) in the middle of page 89 of the Registration Statement:

The following table describes the discount rate calculation for First Defiance common stock prepared by Sandler O’Neill. In its normal course of business, Sandler O’Neill employs the Duff & Phelps Cost of Capital Navigator in determining an appropriate discount rate in which the discount rate equals the sum of the risk free rate, the equity risk premium, the size premium and the industry premium.

Risk Free Rate	3.50%	Per Duff & Phelps Normalized Rate

Equity Risk Premium	5.50%	Per Duff & Phelps Cost of Capital Navigator

Size Premium	3.39%	Per Duff & Phelps Cost of Capital Navigator

Industry Premium	0.77%	Per Duff & Phelps Cost of Capital Navigator
Discount Rate	13.16%

The first paragraph under the heading “The Merger—Opinion of United Community’s Financial Advisor—Pro Forma Transaction Analysis” at the bottom of page 89 of the Registration Statement is hereby amended and restated in its entirety as follows:

Sandler O’Neill analyzed certain potential pro forma effects of the merger on First Defiance and United Community assuming the merger closes December 31, 2019. Sandler O’Neill utilized the following information and assumptions: (a) publicly available mean analyst net income, earnings per share and dividends per share estimates for United Community for the years ending December 31, 2019 and December 31, 2020, as confirmed by the senior management of United Community, as well as an estimated long-term annual earnings per share growth rate and estimated dividends per share for the years ending December 31, 2021 through December 31, 2023, as confirmed by the senior management of United Community, (b) publicly available mean analyst net income, earnings per share and dividends per share estimates for First Defiance for the years ending December 31, 2019 and December 31, 2020, as confirmed by the senior management of First Defiance, as well as an estimated long-term annual earnings per share growth rate and estimated dividends per share for the years ending December 31, 2021 through December 31, 2023, as confirmed by the senior management of First Defiance, and (c) certain assumptions relating to purchase accounting adjustments, cost savings and transaction expenses, as provided by the senior management of First Defiance and confirmed by the senior management of United Community. For more information about the assumptions provided by First Defiance and confirmed by the senior management of United Community for use in Sandler O’Neill’s pro forma analysis, see the Investor Presentation, dated September 9, 2019, attached as Exhibit 99.2 to an 8-K filed by First Defiance on September 9, 2019 which is incorporated by reference herein. The analysis indicated that the transaction could be accretive to United Community’s estimated earnings per share (excluding one-time transaction costs and expenses) in the years ending December 31, 2020 through December 31, 2023 by 8.1%, 10.5%, 11.0% and 11.4%, respectively, and dilutive to United Community’s estimated tangible book value per share at close and for the years ending December 31, 2020 and December 31, 2021 by 9.5%, 6.4% and 3.1%, respectively, and accretive to United Community’s estimated tangible book value per share at December 31, 2022 and December 31, 2023 by 0.2% and 3.4%, respectively. The analysis indicated that the transaction could be dilutive to United Community’s estimated common dividends per share in the years ending December 31, 2020 through December 31, 2023 by 12.6%, 18.9%, 23.9% and 28.1%, respectively. The analysis indicated that the transaction could be accretive to First Defiance’s estimated earnings per share (excluding one-time transaction costs and expenses) in the years ending December 31, 2020 through December 31, 2023 by

10.7%, 13.1%, 13.6% and 14.0%, respectively, and dilutive to First Defiance’s estimated tangible book value per share at close and at December 31, 2020 by 4.2% and 1.8%, respectively, and accretive to First Defiance’s estimated tangible book value per share at December 31, 2021, December 31, 2022, and December 31, 2023 by 0.7%, 2.8% and 4.6%, respectively.

The disclosure under the heading “The Merger—Certain Unaudited Prospective Financial Information—Certain Unaudited Prospective Financial Information of First Defiance” is hereby supplemented by adding the following as a new second sentence in the second paragraph of such section at the bottom of page 90 of Registration Statement:

The publicly available mean analyst estimates with respect to First Defiance were derived from Bloomberg and S&P Global Market Intelligence and included analyst estimates from KBW, Janney Montgomery Scott LLC, Raymond James & Associates, Inc., and Sandler O’Neill.

The disclosure under the heading “The Merger—Certain Unaudited Prospective Financial Information—Certain Unaudited Prospective Financial Information of United Community” is hereby supplemented by adding the following as a new second sentence in the first paragraph of such section on page 91 of Registration Statement:

The publicly available mean analyst estimates with respect to First Defiance were derived from Bloomberg and S&P Global Market Intelligence and included analyst estimates from Boenning & Scattergood Inc., KBW, Raymond James & Associates, Inc., and Sandler O’Neill.

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Important Additional Information About the Merger

This communication is being made in respect of the proposed merger transaction between FDEF and UCFC. On October 9, 2019, FDEF filed a registration statement on Form S-4, as amended on October 18, 2019 and October 28, 2019, with the SEC to register the shares of FDEF common stock that will be issued to UCFC’s shareholders in connection with the Merger. The registration statement included a joint proxy statement/prospectus and other relevant materials in connection with the transaction. The registration statement was declared effective by the SEC on October 30, 2019, and UCFC and FDEF commenced mailing the definitive joint proxy statement/prospectus to stockholders of UCFC and FDEF on or about October 31, 2019. Before making any voting or investment decision, investors and security holders of FDEF and UCFC are urged to carefully read the entire registration statement and joint proxy statement/prospectus, as well as any amendments or supplements to these documents and any other relevant documents, because they will contain important information about the proposed transaction. The documents filed by FDEF and UCFC with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by FDEF may be obtained free of charge at FDEF’s website at http://www.fdef.com and the documents filed by UCFC may be obtained free of charge at UCFC’s website at https://www.homesavings.com. Alternatively, these documents can be obtained free of charge from FDEF upon written request to First Defiance Financial Corp., Attention: John R. Reisner, Executive Vice President, Chief Risk Officer and Legal Counsel, 601 Clinton Street, Defiance, Ohio 43512 or by calling (419) 782-5015 or from UCFC upon written request to United Community Financial Corp., 275 West Federal Street, Youngstown, Ohio 44503, Attention: Jude J. Nohra, Executive Vice President, General Counsel, Chief Risk Officer and Secretary, or by calling (330) 742-0500.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This communication is also not a solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise. No offer of securities or solicitation will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The communication is not a substitute for the joint proxy statement/prospectus that FDEF and UCFC have filed with the SEC.

Cautionary Statements Regarding Forward-Looking Information

Certain statements contained in this communication which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such

statements include, but are not limited to, certain plans, expectations, goals, projections and benefits relating to the merger transaction between FDEF and UCFC, which are subject to numerous assumptions, risks and uncertainties. Words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, as well as similar expressions, are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Please refer to each of FDEF’s and UCFC’s Annual Report on Form 10-K for the year ended December 31, 2018, as well as their other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements.

Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of the management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. In addition to factors disclosed in reports filed by FDEF and UCFC with the SEC, risks and uncertainties for FDEF, UCFC and the combined company include, but are not limited to: the possibility that any of the anticipated benefits of the proposed merger will not be realized or will not be realized within the expected time period; the risk that integration of UCFC’s operations with those of FDEF will be materially delayed or will be more costly or difficult than expected; the parties’ inability to meet expectations regarding the timing, completion and accounting and tax treatments of the merger; the inability to complete the merger due to the failure of FDEF’s or UCFC’s shareholders to adopt the merger agreement; the failure to satisfy other conditions to completion of the merger, including receipt of required regulatory and other approvals; the failure of the proposed merger to close for any other reason; diversion of management’s attention from ongoing business operations and opportunities due to the merger; the challenges of integrating and retaining key employees; the effect of the announcement of the merger on FDEF’s, UCFC’s or the combined company’s respective customer and employee relationships and operating results; the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; dilution caused by FDEF’s issuance of additional shares of FDEF common stock in connection with the merger; and general competitive, economic, political and market conditions and fluctuations. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, neither FDEF nor UCFC assumes any obligation to update any forward-looking statement.

Participants in the Solicitation

FDEF, UCFC, their directors, executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from FDEF’s and UCFC’s shareholders in connection with the merger. Information about the directors and executive officers of FDEF and their ownership of FDEF common stock is set forth in the definitive proxy statement for FDEF’s 2019 annual meeting of shareholders, as previously filed with the SEC on March 8, 2019, and FDEF’s Annual Report on Form 10-K for the year ended December 31, 2018, as previously filed with the SEC on February 28, 2019, as well as other documents filed with the SEC. Information about the directors and executive officers of UCFC and their ownership of UCFC common stock is set forth in the definitive proxy statement for UCFC’s 2019 annual meeting of shareholders, as previously filed with the SEC on March 22, 2019, as well as other documents filed with the SEC. Additional information regarding the interests of such participants is included in the joint proxy statement/prospectus filed with the SEC and other relevant documents regarding the merger filed with the SEC when they become available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITED COMMUNITY FINANCIAL CORP.

By:	/s/ Jude J. Nohra
Name:	Jude J. Nohra
Title:	General Counsel & Secretary

Date: December 2, 2019